UNITED STATES OF AMERICA
                                   before the
                       SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934
Release No. 49652 / May 4, 2004

ACCOUNTING AND AUDITING ENFORCEMENT
Release No. 1999 / May 4, 2004

ADMINISTRATIVE PROCEEDING
File No. 3-11477

---------------------------------
                                 :
In the Matter of                 :  ORDER INSTITUTING CEASE-AND-
                                 :  DESIST PROCEEDINGS, MAKING
Gold Banc Corporation, Inc.,     :  FINDINGS, AND IMPOSING A CEASE-
                                 :  AND-DESIST ORDER PURSUANT TO
        Respondent.              :  SECTION 21C OF THE SECURITIES
                                 :  EXCHANGE ACT OF 1934
                                 :
---------------------------------


                                       I.

      The Securities and Exchange Commission deems it appropriate that cease-and-desist proceedings be, and hereby are, instituted pursuant to
Section 21C of the Securities Exchange Act of 1934 ("Exchange Act") against Gold Banc Corporation, Inc., ("Gold Banc" or "Respondent").

                                      II.

      In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the "Offer"), which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission's jurisdiction over it and over the subject matter of these proceedings, which are admitted, Respondent consents to the entry of this Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities Exchange Act of 1934 ("Order"), as set forth below.

                                      III.

      On the basis of this Order and Respondent's Offer, the Commission finds(1) that:

                                  RESPONDENT
                                  ----------

     1. Gold Banc is a Kansas corporation with its corporate headquarters in Leawood, Kansas.(2) Gold Banc registered its common stock with the Commission under Section 12(g) of the Exchange Act in 1996, and is listed on NASDAQ. Gold Banc has assets of more than $3.5 billion, and owns commercial banks operating in Kansas, Missouri, Oklahoma and Florida, as well as other financial services subsidiaries.(3)

                                    SUMMARY
                                    -------

     2. From 1998 through 2002, Michael W. Gullion ("Gullion"), then Gold Banc's CEO, siphoned off corporate funds in connection with real estate transactions.(4) As a result, Gold Banc's pre-tax income and earnings per share, in its Forms 10-K for fiscal 2000 and fiscal 2001, and in its Forms 10-Q for the second and third quarters of 2002, were overstated. Those misstatements resulted in part from internal control deficiencies which caused Gold Banc to fail to prevent, detect or correctly account for Gullion's misapplication of corporate funds. Gullion also caused Gold Banc to extend credit to him without proper authorization. Immediately after discovering his misconduct, Gold Banc initiated an internal inquiry, dismissed Gullion and alerted its shareholders, then subsequently obtained restitution from Gullion, implemented or strengthened various internal controls and issued the restatements discussed below.

     3. By virtue of its reporting, books and records, and internal controls failures, Gold Banc violated Sections 13(a) and 13(b)(2) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder.

                                      FACTS
                                      -----

                Misappropriation of $1 Million in "Earnest Money"
                -------------------------------------------------

     4. In November 2000, Gullion verbally directed Gold Banc employees to issue a $1 million cashier's check - purportedly earnest money for the purchase of a new branch location - payable to an "entity" that was supposedly representing Gold Banc in connection with the land purchase. The employees complied with Gullion's instructions and the transaction was recorded as a $1 million debit to an "Other Assets" account.


--------

(1) The findings herein are made pursuant to Respondent's Offer and are not binding on any other person or entity in these or any other proceedings.

(2) Gold Banc is registered with the Federal Reserve Board as a bank holding company under the Bank Holding Company Act of 1956, 12 U.S.C. ss. 1841 et seq., and also as a financial holding company under the Graham-Leach-Bliley Act of 1999, 12 U.S.C. ss.ss. 1841(p) and 1843(l).

(3) References in this order to "Gold Banc" shall mean and include all subsidiaries of Gold Banc.

(4) On May 4, 2004, the Commission filed a civil injunctive action against Gullion in United States district court. See Litigation Rel. No. 18691 (May 4, 2004).

     5. In reality, no such "entity" existed. Rather, the "entity" was simply a fictitious business name that Gullion fabricated. Gullion deposited the $1 million check into his personal securities brokerage account, which he had opened in the entity's name, and subsequently applied the proceeds of the check to his personal use.

                       Misappropriation of $900,000 Refund
                       -----------------------------------

     6. In April 2001, a real estate broker, acting at Gullion's direction, purchased approximately 27 acres of land in the name of a limited liability company that was acting on behalf of Gold Banc as its nominee. The purchase price was $2.4 million, but Gullion represented to Gold Banc employees that the purchase price was $4.4 million. As a result, Gold Banc wired $4.4 million to the real estate broker for settlement of the transaction, and Gold Banc recorded a $4.4 million debit to an "Other Assets" general ledger account.

     7. At Gullion's direction, the real estate broker refunded $1 million of the $2 million overpayment via a wire transfer to Gold Banc, and refunded another $900,000 by check payable to Gold Banc. Gullion intercepted the $900,000 check, deposited it into a personal bank account, and applied the proceeds to his personal use.(5)

              Use of False Documents and Circumvention of Controls
              ----------------------------------------------------
                    to Conceal the Misappropriation of Funds
                    ----------------------------------------

     8. In December 2002, in an apparent effort to conceal his prior misappropriation of funds, Gullion arranged for Gold Banc to finance the limited liability company's acquisition of the 27 acres from Gold Banc (for ownership and development by the limited liability company on its own behalf, rather than as a nominee) with a $6 million loan by Gold Banc. Gold Banc recorded the transaction by increasing its loan assets by $6 million, and reducing the "Other Assets" general ledger account by $6 million.

     9. In arranging for the financing, Gullion presented a purported broker's letter, which Gullion actually wrote, as evidence that Gold Banc's $1 million payment in November 2000 was for earnest money (even though Gullion had actually misappropriated those funds). Gullion also presented a purported settlement statement, which Gullion actually prepared, showing that Gold Banc paid $4.4 million for the real estate, whereas the actual purchase price was $2.4 million.

     10. The transaction was made in disregard of Gold Banc's loan origination policies. Gold Banc did not obtain any down payment, appraisal or personal guaranty. The limited liability company had no other assets or income to repay the loan, and no development plans for

---------
(5) The remaining $100,000 was applied to the broker's commission and to various professional fees associated with the purchase and development of the tract, upon which Gullion intended to establish a branch bank.

the property. Furthermore, Gold Banc recorded purported interest payments on the $6 million loan by crediting an interest income account and increasing the principal of the loan.(6)

                        Unauthorized Extensions of Credit
                        ---------------------------------

     11. From January 1998 through December 2002, Gullion caused Gold Banc, through its banking subsidiaries, to extend credit to Gullion without proper authorization, which Gullion applied to his personal benefit, including to cover overdrafts in his personal accounts. Although Gullion repaid most of the unauthorized extensions of credit before his March 2003 dismissal, Gullion benefited improperly from these unauthorized interest free loans, which came from various Gold Banc accounts, including the Federal Reserve clearing account, accrued other expenses account, furniture and fixtures accounts, and various other expense accounts.(7)

                          Internal Control Deficiencies
                          -----------------------------

     12. At the time of Gullion's misappropriations, Gold Banc's internal controls were not adequate to prevent the activities which enabled the misappropriations to occur, including by not having written policies requiring
(i) documentation, such as appraisals, purchase contracts and closing statements, authenticating the purchase price and disposition of proceeds with respect to significant real estate transactions, (ii) segregation of responsibilities for ordering, auditing and reconciling transactions and monthly reconciliations of various accounts, and (iii) limitations on Gullion's spending authority.

                           Market Impact of Disclosure
                           ---------------------------

     13. Initial disclosures regarding Gullion's misconduct and dismissal had an adverse impact on Gold Banc's stock price. On March 13, 2003, the day before the company filed a Form 8-K disclosing Gullion's misconduct and dismissal, the stock closed at $10 on NASDAQ. The day of the announcement, the stock closed at $8.99, a 10% decline from the preceding day. The stock thereafter traded at approximately $8.50 through April 16, 2003, when Gold Banc issued its restated financial statements.

                             Financial Misstatements
                             -----------------------

     14. Gullion's misappropriation of $1 million in "earnest money" in November 2000 was not booked as an expense during the fiscal year ended December 31, 2000. Gullion's misappropriation of the $900,000 refund in April 2001 was not booked as an expense during the quarter ended June 30, 2001, or during the fiscal year ended December 31, 2001.

---------
(6) Pursuant to its policies, the lending bank ordinarily allowed such "payments" only on loans to parties with definitive plans for developing the property and repaying the loans. Ultimately, however, the bank-financed sale of the real estate resulted in no additional harm to Gold Banc's shareholders, since Gold Banc did not make any cash disbursements in connection with the now-rescinded loan, and it has recovered the 27-acre parcel.

(7) These extensions of credit were not authorized under Gold Banc's loan policies. Gold Banc entered into a public written agreement in August 2003 with the Kansas Office of the State Bank Commissioner and the Federal Reserve Bank of Kansas City (Docket Nos. 03-014-WA/RB-HK; 03-014-WA/RB-SM), requiring Gold Banc to improve its internal controls and regulatory compliance.

     15. Consequently, Gold Banc understated its expenses and overstated its income and earnings in the Forms 10-K that it filed with the Commission for 2000 and 2001, as well as the company's Form 10-Q filings for the quarters ended June 30, 2001 and September 30, 2001. Gullion signed those public filings.

                                 Restatements
                                 ------------

     16. In its restatement for the year ended December 31, 2000, Gold Banc recorded an additional pre-tax expense of $1 million, based on Gullion's misappropriation of the purported "earnest money" payment. Had this been Gold Banc's only adjustment for that period, its pre-tax earnings of $821,000 would have decreased 122% to a pre-tax loss of $179,000.(8) In its restatement for the year ended December 31, 2001, Gold Banc recorded an additional pre-tax expense of $900,000, based on Gullion's conversion of the refunded $900,000 overpayment. Had that been Gold Banc's only adjustment for the period, its pre-tax earnings would have dropped 3.1%, from $29,173,000 to $28,273,00.(9)

                                  VIOLATIONS
                                  ----------

     17. As a result of the conduct described above, Gold Banc violated Sections 13(a) and 13(b)(2) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder.

     18. Section 13(a) of the Exchange Act requires issuers to file periodic reports with the Commission containing such information as the Commission prescribes by rule. Exchange Act Rule 13a-1 requires issuers to file annual reports, while Rule 13a-13 requires issuers to file quarterly reports.

     19. Section 13(b)(2) of the Exchange Act requires issuers to maintain an adequate system of internal controls and to make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the issuer.

                         GOLD BANC'S REMEDIAL EFFORTS
                         ----------------------------

     20. In determining to accept Gold Banc's Offer, the Commission considered remedial acts promptly undertaken by Gold Banc, and cooperation afforded the Commission staff.

---------
(8) Other offsetting adjustments in the 2000 restatement, however, which did not relate to any misconduct by Gullion, limited the restated decrease in Gold Banc's pre-tax earnings to 66.7%, from the previously reported $821,000 to $274,000.

(9) Other adjustments in the 2001 restatement, however, which did not relate to any misconduct by Gullion, brought the total restated decrease in Gold Banc's pre-tax earnings down by 5.5%, from the previously reported $29,173,000 to $27,574,000. The unauthorized extensions of credit to Gullion that were not associated with the land purchase did not result in any restatements, since Gold Banc's original financial statements included their effect.

                                      IV.

      In view of the foregoing, the Commission deems it appropriate to impose the sanctions agreed to in Gold Banc's Offer.

      Accordingly, it is hereby ORDERED that Respondent Gold Banc cease and desist from committing or causing any violations and any future violations of Sections 13(a) and 13(b)(2) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder.

      By the Commission.




                               /s/ Jonathan G. Katz
                               -------------------------------------
                               Jonathan G. Katz
                               Secretary

                                  SERVICE LIST
                                  ------------

      Rule 141 of the Commission's Rules of Practice provides that the Secretary of the Commission, or another duly authorized officer of the Commission, shall serve a copy of the Order Instituting Cease-and-Desist Proceedings, Making Findings, and Imposing a Cease-and-Desist Order Pursuant to Section 21C of the Securities Exchange Act of 1934 ("Order") on each person named as a party in the Order and their legal agent.

      The attached Order has been sent to the following parties and other persons entitled to notice:

Honorable Brenda P. Murray               John C. Martin, Esq.
Chief Administrative Law Judge           U.S. Securities and Exchange Commission
U.S. Securities and Exchange Commission  801 Cherry Street, 19th Floor
450 Fifth Street, N.W.                   Fort Worth, TX 76102
Washington, DC 20549-1106



Eric Werner, Esq.                        Gold Banc Corporation, Inc.
U.S. Securities and Exchange Commission  11301 Nall Avenue
Division of Enforcement                  Leawood, KS 66211
450 Fifth Street, N.W.
Washington, DC 20549-0809


Harold F. Degenhardt, Esq.               John A. Granda, Esq.
District Administrator                   Michael W. Lochmann, Esq.
U.S. Securities and Exchange Commission  Stinson Morrison Hecker LLP
801 Cherry Street, 19th Floor            2600 Grand Boulevard
Fort Worth, TX 76102                     Kansas City, MO 64108